A. CATHERINE NGO President & Chief Executive Officer DAVID S. MORIMOTO Executive Vice President & Chief Financial Officer March 2018

Forward-Looking Statements 1 This presentation may contain forward-looking statements concerning: projections of revenues, income/loss, earnings/loss per share, capital expenditures, dividends, capital structure, or other financial items, plans and objectives of management for future operations, future economic performance, or any of the assumptions underlying or relating to any of the foregoing. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, and may include the words “believes,” “plans,” “intends,” “expects,” “anticipates,” “forecasts,” “hopes,” “should,” “estimates”, “may”, “will”, “target” or words of similar meaning. While we believe that our forward-looking statements and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. Accordingly, actual results could materially differ from forward-looking statements for a variety of reasons, including, but not be limited to: an increase in inventory or adverse conditions in the Hawaii and California real estate markets and deterioration in the construction industry; adverse changes in the financial performance and/or condition of our borrowers and, as a result, increased loan delinquency rates, deterioration in asset quality, and losses in our loan portfolio; the impact of local, national, and international economies and events (including natural disasters such as wildfires, tsunamis, storms and earthquakes) on the Company’s business and operations and on tourism, the military, and other major industries operating within the Hawaii market and any other markets in which the Company does business; deterioration or malaise in domestic economic conditions, including destabilization in the financial industry and deterioration of the real estate market, as well as the impact of declining levels of consumer and business confidence in the state of the economy in general and in financial institutions in particular; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, changes in capital standards, other regulatory reform, including but not limited to regulations promulgated by the Consumer Financial Protection Bureau, government-sponsored enterprise reform, and any related rules and regulations on our business operations and competitiveness; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; ability to successfully implement our initiatives to lower our efficiency ratio; the effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, securities market and monetary fluctuations; negative trends in our market capitalization and adverse changes in the price of the Company’s common shares; political instability; acts of war or terrorism; changes in consumer spending, borrowings and savings habits; failure to maintain effective internal control over financial reporting or disclosure controls and procedures; technological changes; changes in the competitive environment among financial holding companies and other financial service providers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; our ability to attract and retain skilled employees; changes in our organization, compensation and benefit plans; and our success at managing the risks involved in the foregoing items. For further information on factors that could cause actual results to materially differ from forward-looking statements, please see the Company’s publicly available Securities and Exchange Commission filings, including the Company’s Form 10-K for the fiscal year ended December 31, 2016, and, in particular, the discussion of “Risk Factors” set forth therein. The Company does not update any of its forward-looking statements except as required by law.

Corporate Profile 2 Founded in 1954 by Japanese-American veterans of World War II  Fourth largest financial institution in Hawaii.  2011: $345 million recapitalization, including rights offering.  Profitable every quarter since recapitalization  CPF stock price is up ~ 198% from recapitalization; CAGR of 17.2%  3Q2013-4Q2017: Returned $366 million to shareholders through repurchase of $280 million of CPF common stock and aggregate cash dividends of $86 million.  Today: NYSE market capitalization of approximately $896 million.  Total assets of $5.6 billion  Deposit market share of 11% Note: Market data as of December 31, 2017.

Shareholder Value Drivers 3 Strong Hawaii Market Relationship Banking Growth Opportunities Asset Quality Improvements Efficiency Enhancements Capital Optimization

 Population of 1.4 million (2017).  Four major islands – Oahu is home to 70% of the state’s total population.  Real State GDP (2017) $75.3 billion, +1.7% from 2016. Forecasts expect a 1.5% increase in 2018.  State unemployment rate of 2.0% is below the national unemployment rate of 4.1% (December 2017).  Economy driven primarily by tourism, military & real estate construction industries.  2017 marked the sixth straight year of record tourism in Hawaii. In 2017, visitor spending was $16.8 billion and over 9.3 million visitors came to Hawaii. Hawaii at a Glance 4 Source: US Census Bureau, Bureau of Economic Analysis , Bureau of Labor Statistics, Hawaii Tourism Authority and State of Hawaii Department of Business Economic Development & Tourism

Diversity of Tourism – Visitor Arrivals 5 Source: Hawaii Tourism Authority 2017 Growth Regions Canada +10% US East +6% US West +5% Japan +5% US West 41.0% US East 21.3% Japan 16.7% Canada 5.5% Australia 4.2% China 1.6% Korea 2.7% Europe 1.5% Other 5.5% Visitor Arrivals 2017

6 Source: Honolulu Board of Realtors & National Association of Realtors. Data as of December 2017. Strong Real Estate Market $755.0 $254.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 T ho u sand s Existing Single Family Home Median Sales Price Oahu U.S. Sixth consecutive year of increase with average annual increase of 4.6%

Continued Growth and Development 7 1. Residential High-Rise Condominium Development in Honolulu  Proposed master plan includes 22 new high-rise towers in Honolulu.  Thirteen developments have completed successful sales and begun construction or have completed construction over the past few years. 2. Rail Construction  $10.0 billion, 20-mile route. Full route to be in operation by 2025. 3. Modernization of Honolulu International Airport  $2.7 billion effort that began in 2013 and is expected to be completed by the end of 2021. 4. Military Construction  Hawaii remains a key strategic location for the U.S. Military as it is the headquarters of the United States Pacific Command. As a result, Hawaii benefits from consistent federal construction investments in its military bases. 5. Ko Olina Resort Development in West Oahu  Four Seasons Resort Oahu Ko Olina completed $500 million renovation in 2016. China Oceanwide Holdings Group Company plans to break ground in 2018 on a $1 billion+ project to develop an Atlantis Resorts in West Oahu. Source: Honolulu Star Advertiser, Hawaii Community Development Authority, Honolulu Rail Transit, Hawaii Airports Modernization, Pacific Business News.

Continued Growth and Development 8

Hawaii Banking Market Note: Deposit data as of December 31, 2017. For consistency, total deposits at the regulated depository level. Source: SNL Financial 9 Total Deposits Market Rank Institution Type Ownership Branches (millions) Share 1 First Hawaiian Bank Bank Public - BNP 62 $17,626 38.1% 2 Bank of Hawaii Bank Public 71 14,934 32.3% 3 American Savings Bank Savings Bank Private - HEI 49 5,942 12.8% 4 Central Pacific Bank Bank Public 35 4,970 10.7% 5 Territorial Savings Bank Savings Bank Public 30 1,633 3.5% 6 Hawaii National Bank Bank Private 14 602 1.3% 7 Finance Factors Bank Private 13 465 1.0% 8 Ohana Pacific Bank Bank Private 2 127 0.3% Market Total 276 $46,299

Kauai (2) Oahu (27) Maui (4) Hawaii (2) CPB Branch Positioning ($ millions) December 31, 2017 10 Total Assets $5,624 Total Loans $3,771 Total Deposits $4,956 Total Branches 35

Relationship Banking Growth Opportunities 11  Launched a customer experience initiative to create a competitive advantage and differentiate ourselves from the rest of the market.  Identified and focused on targeted market niches.  Initiated strategic business development agreements with Hokuyo Bank in Japan in 2015 and with the TSUBASA Alliance of Japan (comprised of 6 regional banks in Japan) in 2017.  Established joint ventures with local real estate companies and developers to source residential mortgage loan volume.

Strong Loan Growth 12 6 Year CAGR +12% +24% +19% -14% +6% $4,030 $3,042 $2,169 $2,064 $2,204 $2,631 $2,932 $3,212 $3,525 $3,771 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Balances Outstanding Comml Mtg Construct/Dev C&I Consumer/Other Res Mtg Million s

Core Deposit Franchise 13 $5.0 billion in deposits as of December 31, 2017, with total core deposits at 81% Noninterest- Bearing DDA 28% Interest-Bearing DDA 19% Savings & Money Mkt 30% CDs < $100M 4% CDs > $100M 5% Government CDs 14%

Total Deposit Cost Advantage 14 Note: National peer group is comprised of publicly traded U.S. banks with total assets between $3 and $7 billion (77 banks). Source: SNL Financial 1.63% 1.09% 0.64% 0.30% 0.14% 0.11% 0.09% 0.09% 0.12% 0.23% 2.35% 1.59% 1.05% 0.78% 0.54% 0.40% 0.34% 0.33% 0.36% 0.52% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 CPF Peer

Significantly Reduced NPAs 15 0.11% of Total Assets $144 $500 $303 $196 $90 $47 $42 $16 $9 $4 $- $100 $200 $300 $400 $500 $600 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Million s C&D Comml Mtg Res Mtg C&I/Other

Strong Reserve Coverage 16 Note: National peer group is comprised of publicly traded U.S. banks with total assets between $3 and $7 billion (77 banks). Source: SNL Financial 2.97% 6.75% 8.89% 5.91% 4.37% 3.19% 2.53% 1.97% 1.61% 1.33% 1.48% 2.00% 2.08% 1.97% 1.69% 1.48% 1.23% 1.11% 0.98% 0.94% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 ALLL/Total Loans CPF Peer

Targeting Improved Efficiency Ratio 17  Normalize balance sheet composition and net interest income over time.  Improve efficiencies by leveraging data warehouse and branch automation functionalities.  Enhance customer profitability with predictive analytics.  Implement commercial loan origination system and other process improvements to improve efficiency. Normalized 2017 Efficiency Ratio: 64.3% 40% 60% 80% 100% 120% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Efficiency Ratio

Capital Optimization 18  Reinstated quarterly cash dividend of $0.08 per share in 3Q2013.  Increased cash dividend by 25% in 3Q2014, 20% in 1Q2015, 17% in 4Q2015, 14% in 3Q2016, 13% in 2Q2017, and 6% in 1Q2018.  Aggregate cash dividends of $86 million returned to our shareholders since 3Q2013.  Share repurchase activity to optimize the capital structure.  Repurchased over 12.8 million shares of CPF common stock at a total cost of $280 million, or $21.79 per share, through 4Q2017.  Capital ratios remain strong as of December 31,2017:  Common Equity Tier 1 Capital: 12.4%  Total Risk Based Capital: 15.9%  Tier 1 Risk Based Capital: 14.7%  Leverage Capital: 10.4%

Shareholder Value Drivers 19 Strong Hawaii Market Relationship Banking Growth Opportunities Asset Quality Improvements Efficiency Enhancements Capital Optimization

APPENDIX 20

Financial Highlights 21 *Note: Results were negatively impacted by the one-time $7.4 million charge for the revaluation of the net deferred tax assets due to tax reform. ($ in millions) 2017 2016 2015 2014 2013 2012 2011 Balance Sheet (period end data) Loans and leases $3,770.6 $3,524.9 $3,211.5 $2,932.2 $2,630.6 $2,203.9 $2,064.4 Total assets 5,623.7 5,384.2 5,131.3 4,853.0 4,741.2 4,370.4 4,132.9 Total deposits 4,956.4 4,608.2 4,433.4 4,110.3 3,936.2 3,680.8 3,443.5 Total shareholders' equity 500.0 504.7 494.6 568.0 660.1 504.8 456.4 Income Statement Net interest income $167.7 $158.0 $149.5 $143.4 $133.1 $119.7 $117.8 Provision (credit) for loan & lease losses (2.7) (5.5) (15.7) (6.4) (11.3) (18.9) (40.7) Other operating income 36.5 42.3 34.8 41.2 50.2 54.2 52.8 Other operating expense (excl goodwill) 131.8 133.6 127.0 130.2 134.8 145.4 174.8 Income taxes (benefit) 33.9 * 25.2 27.1 20.4 (112.2) 0.0 0.0 Net income 41.2 * 47.0 45.9 40.4 172.1 47.4 36.5 Profitability Return on average assets 0.75% * 0.90% 0.92% 0.85% 3.73% 1.13% 0.90% Return on avg shareholders' equity 8.03% * 9.16% 8.91% 6.80% 27.70% 9.81% 9.83% Efficiency ratio 64.55% 66.69% 68.92% 70.51% 73.53% 83.60% 102.41% Net interest margin 3.28% 3.27% 3.30% 3.32% 3.19% 3.10% 3.09% Capital Adequacy (period end data) Leverage capital ratio 10.4% 10.6% 10.7% 12.0% 13.7% 14.3% 13.8% Total risk-based capital ratio 15.9% 15.5% 15.7% 18.2% 21.6% 23.8% 24.2% Asset Quality Net loan charge-offs/average loans 0.11% 0.03% -0.16% 0.12% 0.05% 0.32% 1.42% Nonaccrual loans/total loans (period end) 0.07% 0.24% 0.44% 1.33% 1.58% 3.60% 5.89% Year ended December 31,

Loan and Credit Composition 22 ($ in Millions) Balance % Balance % $ % Hawaii Portfolio Residential Mortgage $1,341 35% $1,217 34% $124 10% Home Equity 412 11% 361 10% 51 14% Commercial Mortgage 807 21% 768 22% 39 5% Commercial & Ind/Leasing 401 11% 374 11% 27 7% Construction 62 2% 98 3% -36 -37% Automobiles 157 4% 131 4% 26 20% Other Consumer 166 4% 177 5% -11 -6% Total Hawaii Portfolio $3,346 88% $3,126 89% $220 7% Mainland Portfolio Commercial Mortgage $171 5% $118 3% $53 45% Commercial & Industrial 104 3% 137 4% -33 -24% Construction 3 0% 4 0% -1 -25% Automobiles 119 3% 82 2% 37 45% Other Consumer 28 1% 58 2% -30 -52% Total Mainland Portfolio $425 12% $399 11% $26 7% Total Loan Portfolio $3,771 100% $3,525 100% $246 7% December 31, 2017 December 31, 2016 Change

Stable Net Interest Margin 23  NIM has been stable around 3.30% for the last 4 years.  Expect NIM to be in the 3.15 t0 3.25% range over the next couple of quarters.  Future improvements in the NIM will result from continuing to grow the loan portfolio and stabilizing the investment and loan yields. 4.02% 3.62% 2.91% 3.09% 3.10% 3.19% 3.32% 3.30% 3.27% 3.28% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Net Interest Margin